UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2014

Adamas Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36399	42-1560076
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2200 Powell Street, Suite 220 Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 450-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On May 20, 2014, Adamas Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (the “FDA”) has accepted the New Drug Application (the “NDA”) related to the development of MDX-8704.  On May 19, 2014, Forest Laboratories Holdings Limited (“Forest”) made a $25 million milestone payment to the Company, which was triggered by the FDA’s acceptance of the NDA pursuant to the Company’s license agreement with Forest.

The foregoing descriptions are qualified in their entirety by reference to the Company’s press release dated May 20, 2014, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference; provided, however, that the information found at the website referenced in the press release, is not incorporated by reference into this report.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated May 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adamas Pharmaceuticals, Inc.

Dated: May 20, 2014
	By:	/s/ Anthony Rimac
Anthony Rimac
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 20, 2014.